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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 3, 2000, included in the Proxy Statement of FlashNet Communications, Inc. that is made a part of the Registration Statement
(Form S-4 No. 333-       ) and Prospectus of Prodigy Communications Corporation
for the registration of 5,864,203 shares of its common stock.

/s/ Ernst & Young LLP

Fort Worth, Texas
May 1, 2000